The Bond Fund of America® Prospectus Supplement October 1, 2015 (for prospectus dated March 1, 2015)

The following is added to the paragraph titled “The Capital SystemSM” in the “Management and organization” section of the prospectus:

Fergus N. MacDonald, Partner, Capital Fixed Income Investors, serves as a fixed-income portfolio manager for the fund. Fergus has 23 years of investment experience in total (12 years with Capital Research and Management Company or affiliate). He has less than 1 year of experience in managing the fund and 11 years of prior experience as an investment analyst for the fund.

Keep this supplement with your prospectus.

Lit No. MFGEBS-149-0915P Printed in USA CGD/AFD/10039-S51716

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY

The Bond Fund of America® Statement of Additional Information Supplement October 1, 2015 (for statement of additional information dated March 1, 2015)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended in its entirety to read as follows:

Portfolio manager[1]	Dollar range of fund shares owned[2]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[3]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[4]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[5]
John H. Smet	Over $1,000,000	6	$231.2	None		None
Andrew F. Barth	$100,001 – $500,000	3	$79.8	1	$0.69	3	$1.86
Robert H. Neithart	Over $1,000,000	8	$48.3	6	$2.58	11[6]	$5.01
David A. Daigle	$100,001 – $500,000	7	$151.3	2	$1.51	2	$0.39
David A. Hoag	Over $1,000,000	4	$107.3	None		None
Thomas H. Høgh	$100,001 – $500,000	3	$25.4	1	$0.20	1	$0.10
Wesley K.-S. Phoa	$100,001 – $500,000	5	$124.8	2	$0.25	3	$2.29
[1]	Fergus N. MacDonald was named as a portfolio manager of the fund on October 1, 2015. He owned shares of the fund valued at $100,001 - $500,000 on September 10, 2015.
[2]	Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
[3]	Indicates RIC(s) for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC or account has an advisory fee that is based on the performance of the RIC or account.
[4]	Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
[5]	Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.
[6]	The advisory fee of two of these accounts (representing $1.19 billion in total assets) is based partially on their investment results.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-150-0915O CGD/10149-S51717